SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 22, 2008 (October 20, 2008)

Oconee Financial Corporation
(Exact name of registrant as specified in its charter)

Georgia	No. 000-25267	No. 58-244-2250
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

35 North Main Street
Watkinsville, Georgia 30677
(Address of principal executive offices)

Registrant's telephone number, including area code:
(706) 769-6611

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 20, 2008, J. Albert Hale was elected by the board of directors of Oconee Financial Corporation (the “Company”) to serve the remainder of the unexpired term of John A. Hale, who retired from the board of directors effective July 21, 2008.  (John A. Hale and J. Albert Hale are father and son.)

J. Albert Hale is a life-long resident of Oconee County, Georgia, and has been the owner and operator of Hale’s Dairy since 1992.  He is also the president of the Oconee County Farm Bureau.  Mr. Hale will not immediately sit on any committees of the board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Steven A. Rogers
Steven A. Rogers
Chief Financial Officer

October 22, 2008